UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2016

Gran Tierra Energy Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34018	98-0479924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200, 150-13th Avenue S.W.

Calgary, Alberta, Canada

T2R 0V2

(Address of principal executive offices and Zip Code)

(403) 265-3221

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Subscription Receipt Agreement

On July 8, 2016, Gran Tierra Energy Inc. (“Gran Tierra”) issued 57,835,134 subscription receipts (the “Subscription Receipts”) at a price of US$3.00 per Subscription Receipt to certain institutional investors and certain directors and executive officers of Gran Tierra for aggregate gross proceeds of US$173,505,402. The Subscription Receipts were issued by Gran Tierra pursuant to a subscription receipt agreement (the “Subscription Receipt Agreement”) by and between Grand Tierra and Computershare Trust Company of Canada, as subscription receipt agent, providing for the terms and issuance of the Subscription Receipts. Pursuant to the terms of the Subscription Receipt Agreement, the gross proceeds from the sale and issuance of the Subscription Receipts (less 50% of the Agency Fee (as defined in the Subscription Receipt Agreement), the “Escrowed Funds”), have been placed in an escrow account.

Each Subscription Receipt evidences the right of the holder to receive without the payment of additional consideration or further action on the part of the holder and upon satisfaction of the Escrow Release Condition (as described below) on or before 5:00 p.m. (Toronto time) on October 31, 2016 (the “Deadline”), one share of common stock of Gran Tierra (the “Common Stock”). The “Escrow Release Condition” will occur if and when, before the Deadline, both of the following two events occur:

(i)	other than payment of the purchase price, all conditions precedent to the completion of the previously announced acquisition by Gran Tierra of PetroLatina Energy Ltd. (or alternatively, certain entities of PetroLatina Energy Ltd. owning the interests in the Acordionero oil field (Midas Block) located in Colombia if a permitted reorganization of PetroLatina Energy Ltd. is effected) (the “Acquisition”) as provided for in the agreement governing the Acquisition (the “Acquisition Agreement”), as may be amended from time to time, have been satisfied in accordance with the terms of the Acquisition Agreement or waived (provided no such amendment or waiver is materially adverse to the holders of the Subscription Receipts); and

(ii)	the parties to the Acquisition Agreement are ready, willing and able to consummate the transactions contemplated thereby concurrent with the release of the Escrowed Funds.

In the event that the Escrow Release Condition is not satisfied prior to the Deadline, the Acquisition Agreement is terminated in accordance with its terms or Gran Tierra announces that it does not intend to proceed with the Acquisition, the subscription for Common Stock represented by each Subscription Receipt shall be automatically terminated and cancelled and each holder shall receive an amount equal to $3.00 per Subscription Receipt held plus such holder’s pro rata share of the Earned Interest (as defined in the Subscription Receipt Agreement), less applicable withholding taxes, all in the manner and on the terms and conditions set out in the Subscription Receipt Agreement.

Registration Rights Agreement

In connection with the private placement of the Subscription Receipts, Gran Tierra agreed to enter into registration rights agreements with each of the subscribers (collectively, the “RRAs”). The form of Registration Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference. Pursuant to RRAs, Gran Tierra is required (i) to file with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable, but in no event later than August 15, 2016, a shelf registration statement covering resales of the shares of Common Stock issuable upon conversion of the Subscription Receipts, (ii) to use its commercially reasonable efforts to cause such shelf registration statement to be declared effective by the SEC as promptly as practicable, (iii) to use its commercially reasonable efforts to keep such shelf registration statement effective until the earlier of (A) the sale pursuant to a registration statement of all of the Registrable Securities (as defined in the RRAs) covered by the shelf registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or pursuant to Rule 144 of all of the Registrable Securities and (B) July 8, 2019, subject to certain extensions as set forth in the RRAs and (iv) use commercially reasonable efforts to file a prospectus with the applicable Canadian securities commissions in the various provinces of Canada where the Subscription Receipts are distributed pursuant to the private placement to qualify the distribution of all of the Common Stock issuable upon conversion of the Subscription Receipts on or before August 15, 2016.

In the event of a Registration Default (as defined in the RRAs), Gran Tierra will be required to pay the holders of the Subscription Receipts (or shares of Common Stock issued upon conversion of such Subscription Receipts) 0.0165% of the price at which Gran Tierra sold the Subscription Receipts multiplied by the aggregate number of Subscription Receipts (or shares of Common Stock issued upon conversion of such Subscription Receipts) held by such holder.

The foregoing descriptions of the Subscription Receipt Agreement and the RRAs do not purport to be complete and are qualified in their entirety by reference to the full texts of such agreements, copies of which are filed as Exhibits 4.1 and 4.2, respectively, hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On July 8, 2016, Gran Tierra completed its previously announced private placement (the “Private Placement”) of 57,835,134 Subscription Receipts at a price of US$3.00 per Subscription Receipt to certain qualified institutional buyers and accredited investors for aggregate gross proceeds of US$173,505,402. In addition, certain of Gran Tierra’s directors and executive officers participated in the Private Placement on the same terms as the other subscribers. The Private Placement was conducted in reliance on Section 4(a)(2) of the Securities Act and in certain provinces of Canada under applicable accredited investor and director and executive officer private placement exemptions.

Item 9.01	Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Subscription Receipt Agreement, dated July 8, 2016, by and between Gran Tierra Energy Inc. and Computershare Trust Company of Canada.

4.2	Form of Registration Rights Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2016	GRAN TIERRA ENERGY INC.

	By:	/s/ David Hardy
		Name:	David Hardy
		Title:	V.P. Legal and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1	Subscription Receipt Agreement, dated July 8, 2016, by and between Gran Tierra Energy Inc. and Computershare Trust Company of Canada.

4.2	Form of Registration Rights Agreement.